Third Quarter 2022 Earnings October 18, 2022

2 Disclaimers Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

3 3Q22 GAAP financial summary1 1Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non- GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.2Third and second quarter 2022 includes 27.5 million shares related to the full impact of Series G convertible securities issued in connection with TD transaction; First quarter 2022 includes 9.8 million shares related to the one month average impact of these shares. Reported 3Q22 Change vs. $s in millions except per share data 3Q22 2Q22 1Q22 4Q21 3Q21 2Q22 3Q21 $/bps % $/bps % Net interest income $ 662 $ 542 $ 479 $ 498 $ 492 $ 120 22% $ 170 35 % Fee income 213 201 229 247 247 12 6% (34) (14) % Total revenue 875 743 707 745 738 132 18% 137 19 % Expense 468 489 493 528 526 (21) (4) % (58) (11) % Pre-provision net revenue (PPNR) 406 255 215 217 213 151 59% 193 91 % Provision for credit losses 60 30 (40) (65) (85) 30 100% 145 NM Pre-tax income 346 225 255 282 298 121 54% 48 16 % Income tax expense 78 48 57 53 63 30 63% 15 24 % Net income 268 177 198 229 235 91 51% 33 14 % Non-controlling interest 3 3 3 3 3 — — % — — % Preferred dividends 8 8 8 8 8 — — % — — % Net income available to common shareholders (NIAC) $ 257 $ 166 $ 187 $ 219 $ 224 $ 91 55% $ 33 15% $s in billions Avg loans $ 56.5 $ 55.6 $ 54.1 $ 54.7 $ 55.5 $ 1.0 2% $ 1.0 2 % Period-end loans $ 57.4 $ 56.5 $ 55.0 $ 54.9 $ 55.4 $ 0.8 1% $ 1.9 3 % Avg deposits $ 68.1 $ 71.9 $ 74.2 $ 74.6 $ 73.7 $ (3.8) (5) % $ (5.6) (8) % Period-end deposits $ 66.0 $ 70.5 $ 74.1 $ 74.9 $ 74.3 $ (4.5) (6) % $ (8.3) (11) % Key performance metrics Net interest margin (NIM) 3.49% 2.74% 2.37% 2.42% 2.41% 75 bps 108 bps Loan to deposit ratio (avg.) 83.0% 77.3% 72.9% 73.3% 75.3% 574 bps 771 bps ROCE 13.9% 9.1% 9.9% 11.3% 11.4% 473 bps 242 bps ROTCE 18.2% 12.1% 13.0% 14.7% 15.0% 616 bps 328 bps ROA 1.3% 0.8% 0.9% 1.0% 1.1% 47 bps 24 bps Efficiency ratio 53.6% 65.8% 69.7% 70.9% 71.2% (1,220) bps (1,765) bps FTEs 7,569 7,627 7,900 7,863 7,982 (58) (1) % (413) (5) % CET1 ratio 9.9% 9.8% 10.0% 9.9% 10.1% 12 bps (16) bps Effective tax rate 22.6% 21.3% 22.4% 18.6% 21.1% 128 bps 145 bps Per common share Diluted EPS $ 0.45 $ 0.29 $ 0.34 $ 0.40 $ 0.41 $ 0.16 54% $ 0.04 10 % Tangible book value per share $ 9.72 $ 10.18 $ 10.46 $ 11.00 $ 10.88 $ (0.46) (5) % $ (1.16) (11) % Avg. diluted shares outstanding2 570 569 550 542 550 1 — % 20 4%

4 Table of contents 3Q22 key messages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 3Q22 overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 3Q22 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 3Q22 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Total funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Merger integration update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Key takeaways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

Well positioned to benefit given outlook for rates[1]

Adjusted EPS $0.44	Adjusted ROTCE 17.9%	TBV $9.72
+24% Core Net Interest Income	-4% Adjusted Noninterest Income	+37% Adjusted PPNR
+1% Adjusted Expense	~$82 million IBKC Merger Annualized Revenue Synergies	+8.3% Asset Sensitive to +100 bp Shock Scenario
+4% C&I Loans ex. PPP & LMC	+2% Commercial Unfunded Commitments	+15 bps Total Deposit Costs

Reflects 3Q22 vs. 2Q22 results. [1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

5

6 3Q22 robust PPNR muted by higher provision despite continued strong credit Benefits of Diversified Model Solid Returns Strong Credit Quality IBKC Merger Update • Adjusted revenue of $846 million increased $113 million, or 15%, QoQ as strength in NII was partially offset by lower noninterest income largely given macroeconomic impacts – NII up $121 million QoQ reflecting the benefit of higher rates and 2% loan growth – Core NII increased 24% and core NIM up 77 bps with C&I loan growth of 4% ex. PPP and LMC – Fee income down 4% as higher deferred compensation income and other noninterest income was more than offset by reductions in mortgage banking, title and fixed income • Adjusted expense of $444 million up $6 million, or 1%, QoQ driven by higher deferred compensation partially offset by reductions in other personnel costs • PPNR of $403 million up $108 million, or 37%, QoQ • Provision expense of $60 million reflects the impact of loan growth, revised macroeconomic outlook and a preliminary estimate of potential losses related to Hurricane Ian • Adjusted ROTCE of 17.9% • TBVPS of $9.72 decreased $0.46 driven by a $0.87 reduction tied to MTM losses on the AFS securities portfolio and cash flow hedges recorded in OCI • Credit remains strong with net charge-offs of 8 bps and NPLs of 51 bps • ACL/NPL coverage improved to 2.58x; ACL/Loans ratio of 1.38% excluding LMC/PPP loans • Expect to deliver ~$200 million of targeted annualized net cost saves by 4Q22 • Achieved $184 million of annualized net cost saves in 3Q22 1Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non- GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. Adjusted EPS of $0.44 and PPNR of $403 million1 Proposed TD Transaction • Expect deal to close in 1Q of TD’s 2023 fiscal year – FHN shareholder approval received on May 31, 2022 with more than 99% of votes cast in favor – Public meeting with Fed and OCC completed August 18, 2022 – Regulatory approval process remains on track – Federal Reserve and OCC comment period closed with over 300 letters of support

3Q22 notable items[1]

GAAP results impacted by $5 million after-tax, or $0.01 per share, net benefit of notable items

($s in millions, except per share data)

Notable Items

3Q22 IBKC merger-related notable items		
Noninterest expense:		
Total noninterest expense		3
3Q22 Total IBKC net merger-related notable items	**$**	**(3)**
3Q22 TD transaction-related items		
Noninterest expense:		
Total noninterest expense		21
3Q22 Total TD transaction-related costs	$	(21)
3Q22 Other notable items		
Noninterest income:		
Other noninterest income		31
3Q22 Total other notable items	**$**	**31**
3Q22 Total notable items		**7**
Tax impact of 3Q22 notable items		(2)
After-tax impact of 3Q22 notable items	**$**	**5**
EPS impact of 3Q22 notable items	**$**	**0.01**

Pre-tax Notable Items

- IBKC merger-related expense of $3 million
- TD transaction-related expense of $21 million
- Other notable items reflect a $21 million gain on the July 30th sale of the title services business and a $10 million equity securities investment gain

IBKC Cumulative Net Pre-tax Integration Costs

Cost to Date				Targeted	
4Q19 - 2Q22[2]	**Purchase Acct.**	**3Q22**	**Total**	**Remaining**	**Total**
$ 400	$ 100	$ 3	$ 503	$15 - $25	$520 - $530

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]Includes pre-closing expenses incurred by IBKC.

7

3Q22 adjusted financial highlights[1]

PPNR up 37% driven by strength in NII

$s in millions except per share data	3Q22	2Q22	3Q21	3Q22 Change vs. 2Q22 $/bps	2Q22 %	3Q21 $/bps	3Q21 %
Net Interest Income (FTE)	$ 666	$ 545	$ 495	$121	22 %	$171	35 %
Fee income	181	188	268	(7)	(4)%	(87)	(32)%
Total revenue (FTE)	846	733	763	113	15 %	83	11 %
Expense	444	438	480	6	1 %	(36)	(8)%
Pre-provision net revenue	403	295	284	108	37 %	119	42 %
Provision for credit losses	60	30	(85)	30	100 %	145	NM
Net charge-offs	12	12	3	(1)	(5)%	9	NM
Reserve build/(release)	48	18	(88)	31	NM	136	NM
Net income available to common	$ 252	$ 195	$ 275	$ 57	29 %	$ (23)	(8)%

Key performance metrics	3Q22	2Q22	3Q21	2Q22 $/bps	2Q22 %	3Q21 $/bps	3Q21 %
Fee income as a % of total revenue	21.4 %	25.7 %	35.1 %	(431)bps		(1,377)bp	
Efficiency ratio	52.4 %	59.8 %	62.9 %	(737)bps		(1,045)bp	
ROTCE	17.9 %	14.2 %	18.4 %	374 bps		(47)bps	
Diluted EPS	$ 0.44	$ 0.34	$ 0.50	$0.10	29 %	$(0.06)	(12)%
Diluted shares[2]	570	569	550	1	— %	20	4 %
TBV per share	$ 9.72	$10.18	$10.88	$(0.46)	(5)%	$(1.16)	(11)%
Effective tax rate	22.4 %	21.7 %	21.8 %	75 bps		61 bps	

3Q22 vs. 2Q22 Highlights

- **Adjusted EPS** of $0.44 vs. $0.34; includes a $0.04 per share reduction tied to a change in provision for credit losses
  - **Adjusted ROTCE** of 17.9% and TBV per share of $9.72
- **Total revenue** up $113 million, or 15%
- **NII** up $121 million, or 22%, given benefit of higher rates and 2% loan growth
  - **Core NII** up $127 million, or 24%
- **Adjusted fee income** down 4% as higher deferred compensation income and other noninterest income was more than offset by reductions in mortgage banking, title and fixed income
- **Adjusted expense** up $6 million, or 1%, driven by increases in deferred compensation and outside services partially offset by lower salaries and benefits and incentives and commissions
- **Provision expense** of $60 million vs. $30 million in 2Q22 reflects the impact of loan growth, revised macroeconomic outlook and a preliminary estimate of potential losses related to Hurricane Ian

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Third and second quarter 2022 includes 27.5 million shares related to the full impact of Series G convertible securities issued in connection with TD transaction; First quarter 2022 includes 9.8 million shares related to the one month average impact of these shares.

8

NII trends reflect the benefit of rising rates and loan growth [1]

Results reflect higher investment portfolio income and 4% C&I loan growth ex. PPP and LMC

FTE NII and NIM Trends

($s in millions)



$495
$454
2.41%
$502
$466
2.42%
$482
$462
2.37%
$545
$532
2.74%
$666
$659
3.49%
3Q21
4Q21
1Q22
2Q22
3Q22
Core NIM
2.28%
2.28%
2.29%
2.69%
3.45%
Core NII
Reported NII
Reported NIM

3Q22 vs. 2Q22			
$s in millions		NII	NIM
2Q22 Reported	$	545	**2.74 %**
PPP coupon income and fees		7	0.02 %
Net merger-related impacts		6	0.04 %
2Q22 Core	$	532	**2.69 %**
Rates/spreads		116	0.60 %
Securities portfolio & cash		20	0.26 %
Loan balances		12	0.02 %
Day count & other		8	0.04 %
Funding costs		(29)	(0.15)%
3Q22 Core	$	659	**3.45 %**
PPP coupon income and fees		2	— %
Net merger-related impacts		5	0.03 %
3Q22 Reported	$	666	**3.49 %**

3Q22 vs. 2Q22 Highlights

- **FTE NII** up $121 million, or 22%, and NIM up 75 bps despite a $6 million, or 2 bp, reduction in net merger-related and PPP benefits
- **Core NII** of $659 million up $127 million, or 24%
  - Benefit of higher rates, loan balances and investment portfolio income partially offset by higher funding costs
  - Securities portfolio balances increased 5% to $10.3 billion
- **Core NIM** increased 77 bps to 3.45%
  - Benefit of higher rates, lower excess cash, improved securities yields and loan growth partially offset by the impact of higher funding costs
  - Period-end excess cash of $2.4 billion decreased from $8.7 billion in 2Q22

[1]*Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

9

Adjusted fee income trends impacted by higher rates & divestiture of title business[1]

Results driven by declines in mortgage banking, divestiture of title business & fixed income

$s in millions	3Q22	2Q22	1Q22	4Q21	3Q21	3Q22 Change vs. 2Q22 $/bps	2Q22 %	3Q21 $/bps	3Q21 %
Fixed income	$ 46	$ 51	$ 73	$ 82	$ 96	$(5)	(10)%	$(50)	(52)%
Service charges and fees	56	57	57	56	56	(1)	(2)%	—	— %
Mortgage banking & title	9	22	22	28	34	(13)	(59)%	(25)	(74)%
Brokerage, trust, and insurance	34	36	37	36	37	(2)	(6)%	(3)	(8)%
Card and digital banking fees	21	23	20	19	21	(2)	(9)%	—	— %
Deferred compensation income	(3)	(17)	(4)	—	3	14	82 %	(6)	NM
Other noninterest income	18	15	18	25	21	3	20 %	(3)	(14)%
Total fee income	$ 181	$ 188	$ 223	$ 246	$ 268	$(7)	(4)%	$(87)	(32)%
Key Metrics									
Fixed Income									
Average Daily Revenue (ADR)	$ 0.5	$ 0.6	$ 1.0	$ 1.1	$ 1.3	$(0.1)	(14)%	$(0.8)	(60)%
Mortgage banking									
Originations									
Secondary	$ 302	$ 467	$ 533	$ 706	$ 772	$(165)	(35)%	$(470)	(61)%
Portfolio	$ 716	$1,120	$ 801	$ 874	$ 829	$(404)	(36)%	$(113)	(14)%
Total	$1,018	$1,578	$1,334	$1,580	$1,601	$(560)	(35)%	$(583)	(36)%
Gain on sale spread	1.80 %	2.41 %	2.65 %	2.98 %	2.93 %	(61)bps		(113)bps	
Mix									
Purchase	89 %	80 %	61 %	51 %	56 %				
Refinance	11 %	20 %	39 %	49 %	44 %				

3Q22 vs. 2Q22 Highlights

- **Adjusted fee income** down $7 million, or 4%, driven by a reduction in mortgage banking and title and fixed income partially offset by an increase in deferred compensation
- **Fixed income** decreased $5 million reflecting the impact of higher long-term rates and macroeconomic uncertainty & volatility; ADR of $524 thousand
- **Mortgage banking and title** fees decreased $13 million largely driven by declines in mortgage sales volume and margin compression as well as the divestiture of title services business
- **Deferred compensation** up $14 million largely offset in noninterest expense
- **Card and digital banking fees** declined $2 million down from seasonal high in 2Q22
- **Other noninterest income** up $3 million driven by smaller equity securities gains

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

10

11 Adjusted expense up 1% driven by increases in deferred compensation1 1Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non- GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. 2Occupancy and Equipment expense includes Computer Software Expense. • Adjusted expense of $444 million increased $6 million, or 1%, as higher deferred compensation expense was partially offset by a reduction in salaries and employee benefits and other noninterest expense – $11 million benefit tied to incremental merger cost saves • Personnel expense up $7 million – Salaries and benefits down $5 million largely reflecting the benefit of seasonal declines in FICA taxes and divestiture of title business – Incentives and commissions down $3 million largely reflecting reduced revenue- based incentives – Deferred compensation expense up $16 million largely offset in noninterest income • Outside services up $3 million • Other noninterest expense down $2 million largely tied to credit risk adjustments on interest rate swaps from borrowers and a reduction in debit card charge off expense 3Q22 Change vs. $s in millions 3Q22 2Q22 1Q22 4Q21 3Q21 2Q22 3Q21 $/bps % $/bps % Salaries and benefits $ 185 $ 190 $ 188 $ 189 $ 191 $ (5) (3) % $ (6) (3) % Incentives and commissions 68 71 92 84 92 (3) (4) % (24) (26) % Deferred compensation expense (2) (18) (5) 1 4 16 89% (6) NM Total personnel expense 251 244 275 274 286 7 3% (35) (12) % Occupancy and equipment 70 72 72 73 74 (2) (3) % (4) (5) % Outside services 64 61 59 66 65 3 5% (1) (2) % Amortization of intangible assets 12 12 12 13 13 — — % (1) (8) % Other noninterest expense 48 50 37 46 42 (2) (4) % 6 14 % Total noninterest expense $ 444 $ 438 $ 455 $ 474 $ 480 $ 6 1% $ (36) (8) % Full-time equivalent associates 7,569 7,627 7,900 7,863 7,982 (58) (1) % (413) (5) % Results largely reflect lower salaries and revenue-based incentives and commissions 2 3Q22 vs. 2Q22 Highlights

Total loan growth of 4% ex PPP & LMC[1]

C&I ex PPP & LMC up 4% QoQ

Loan trends


Period-end
Average
$55.4B
9%
4%
2%
19%
22%
44%
$56.5B
6%
1%
2%
20%
23%
49%
$57.4B
5%
—%
1%
21%
23%
50%
$54.7B
9%
3%
2%
20%
22%
45%
$54.1B
7%
2%
2%
20%
23%
48%
$55.6B
6%
1%
2%
20%
23%
49%
$56.5B
5%
—%
2%
21%
23%
50%
3Q21
2Q22
3Q22
4Q21
1Q22
2Q22
3Q22

	4Q21	1Q22	2Q22	3Q22
Yields	3.45%	3.34%	3.57%	4.35%
Core yields	3.20%	3.16%	3.43%	4.26%
Avg 1M LIBOR	0.09%	0.22%	0.99%	2.47%

- Commercial and Industrial (C&I) excl. LMC & PPP
- Commercial real estate (CRE)
- Consumer real estate
- Credit card and other
- Payroll Protection Program (PPP)
- Loans to mortgage companies (LMC)

3Q22 vs. 2Q22 Highlights

- Loans of $56.5 billion up $1.0 billion driven by a 1% increase in commercial and a 4% in consumer
  - $1.8 billion, or 4%, increase in loans before the impact of PPP and LMC
  - C&I loan growth ex. PPP & LMC up 4% driven by Asset Based Lending, Franchise Finance, Louisiana, and Tennessee
  - Total core loan yields expanded 27 bps
- Period-end loans of $57.4 billion up $0.8 billion, or 1%, driven by a $423 million, or 1%, increase in commercial and $402 million, or 3%, increase in consumer
  - $1.8 billion, or 3%, increase in loans before the impact of PPP and LMC
  - C&I loan growth ex. PPP & LMC up 5% driven by Asset Based Lending, Louisiana, Tennessee, Franchise Finance, and Georgia
  - Unfunded commitments increased 3%

Period-end commercial line utilization[2]

	4Q21	1Q22	2Q22	3Q22
Utilization %	42%	41%	41%	41%

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Utilization rates exclude Loans to Mortgage Companies.

12

Deposit costs reflect pricing discipline and impact of rising rates[1]

Interest-bearing deposit betas of 18% in the quarter

Interest-bearing liabilities & DDA trends



Period-end
Average
$78.4B
$74.5B
$69.4B
$79.0B
$78.4B
$75.8B
$71.8B
25%
27%
27%
26%
26%
27%
26%
5%
4%
4%
5%
4%
4%
4%
35%
33%
32%
34%
34%
33%
33%
35%
36%
37%
36%
36%
37%
37%
3Q21
2Q22
3Q22
4Q21
1Q22
2Q22
3Q22

	4Q21	1Q22	2Q22	3Q22
Deposit cost of funds	7 bps	6 bps	10 bps	25 bps
Total cost of funds	16 bps	16 bps	22 bps	39 bps
Avg 1M LIBOR	0.09%	0.22%	0.99%	2.47%

Demand Deposit Accounts (DDA) | Time deposits | Savings | Other interest-bearing deposits

3Q22 vs. 2Q22 Highlights

- Average deposits of $68.1 billion decreased $3.8 billion, or 5%, driven by a $2.7 billion decrease in interest-bearing deposits
  - Period-end deposits of $66.0 billion decreased $4.5 billion with a $3.2 billion decrease in interest-bearing and a $1.3 billion decrease in DDA
- Deposit costs of 25 bps increased 15 bps
  - Interest-bearing deposit costs of 41 bps increased 25 bps
  - Average LIBOR up 148 bps
- Total funding costs of 39 bps increased 17 bps given higher rates

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

13

14 Continued strong credit quality 1Net charge-off % is annualized and as % of average loans. $802 $736 $686 $704 $752 1.45% 1.34% 1.25% 1.24% 1.31% 231% 268% 207% 234% 258% ACL ACL/Loans ACL/NPLs 3Q21 4Q21 1Q22 2Q22 3Q22 Allowance for credit losses (ACL) Non-performing loans (NPLs) $347 $275 $332 $301 $292 0.63% 0.50% 0.60% 0.53% 0.51% NPLs $ NPLs % 3Q21 4Q21 1Q22 2Q22 3Q22 • Net charge-offs of $12 million remained relatively stable • NPL ratio of 51 bps decreased 2 bps • ACL coverage ratio of 1.31% vs. 1.24%; ACL coverage ex. LMC and PPP of 1.38% • 258% ACL coverage of NPLs • Provision expense of $60 million compared with a $30 million in 2Q22 – $48 million reserve build reflects the impact of loan growth, revised macroeconomic outlook and a preliminary estimate of $20 million for potential losses related to Hurricane Ian 1 $3 $1 $10 $12 $12 $(85) $(65) $(40) $30 $60 0.02% 0.01% 0.07% 0.09% 0.08% NCOs Provision for credit losses NCO% 3Q21 4Q21 1Q22 2Q22 3Q22 Reserve build reflects the impact of loan growth and revised macroeconomic outlook 3Q22 vs. 2Q22 Highlights ($s in millions) Provision, credit losses, and net charge-offs

Strong capital position[1]

Capital levels


12.6%
11.2%
10.1%
12.3%
11.0%
9.9%
13.2%
11.8%
10.0%
13.0%
11.6%
9.8%
13.1%
11.7%
9.9%
3Q21
4Q21
1Q22
2Q22
3Q22
CET1 ratio
Tier 1 capital ratio
Total capital ratio

3Q22 vs. 2Q22 Highlights

- TBVPS of $9.72 decreased 5% driven by a $0.87 reduction tied to MTM valuation adjustments on AFS securities and cash flow hedges
- CET1 ratio remained strong at 9.9%
  - The benefit of NIAC partially offset by a reduction tied to growth in loans and unfunded commitments and common dividends
- Total capital of 13.1% vs. 13.0% in 2Q22

3Q22 vs. 2Q22 CET1 ratio


9.8%
0.38%
(0.18)%
(0.12)%
0.02%
9.9%
2Q22 actual
NIAC
Loans/ unfunded commitments growth
Common Dividend
Other
3Q22 estimate

Tangible book value per share


$10.18
$0.53
$(0.87)
$(0.15)
$0.03
$9.72
2Q22 actual
NIAC, net of change in Intangibles
AFS Securities & Cash Flow Hedges MTM
Common Dividends
Other
3Q22 actual

[1]*Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

15

IBKC merger integration and TD acquisition update

IBKC Merger	• Remain on track to meet annualized cost saves target by 4Q22
Proposed Acquisition by TD	• Expect deal to close in 1Q of TD's 2023 fiscal year – FHN shareholder approval received on May 31, 2022 with more than 99% of votes cast in favor – Public meeting with Fed and OCC completed August 18, 2022 – Regulatory approval process remains on track – Federal Reserve and OCC comment period closed with over 300 letters of support – Continued progress on integration planning and Legal Day One readiness

IBKC Merger Highlights

Targeting annualized cost saves of ~$200 million by 4Q22

Achieved ~$46 million of savings in 3Q22

In Period Savings

Actual 2021	Estimated 2022
~$92mm	~$160mm

Annualized Run-Rate Savings

Actual 2Q22	Actual 3Q22	Estimated 4Q22
~$140mm	~$184mm	~$200mm

~$82 million of identified annualized revenue synergies largely tied to commercial loans

Additional synergies tied to debt capital markets, mortgage and private client/wealth

16

17 Focused on driving enhanced value • Focused on driving enhanced value for our associates, clients, communities and shareholders as we plan to join forces with TD • Deliver further benefits of diversified business model through revenue synergies and loan growth – Leverage benefits of MOE integrated systems and product set to serve clients – Drive continuous improvement in productivity and efficiency beyond the integration • Actively manage balance sheet and maintain excellent credit quality – Continue to improve overall balance sheet asset and funding mix – Maintain strong risk management practices

APPENDIX 18

NII accretion schedule & NII/NIM reconciliation to GAAP financials

Estimated IBKC Securities Premium Amortization[1]

$s in millions		
4Q22	$	(7)
1Q23	$	(7)
2Q23-4Q23 and beyond	$	(63)

Estimated IBKC Loan Accretion

$s in millions		
4Q22	$	8
1Q23	$	7
2Q23-4Q23 and beyond	$	36

Estimated Loan Accretion - Other Acquisitions

$s in millions		
4Q22	$	2
1Q23	$	2
2Q23-4Q23 and beyond	$	6

3Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
3Q22 Reported (FTE)	$ 666	3.49 %
Less: non-core items		
PPP coupon income and fees	2	—
Loan Accretion	12	0.07
IBKC Premium Amortization	(7)	(0.04)
3Q22 Core (FTE)	**$ 659**	**3.45 %**

1Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
1Q22 Reported (FTE)	$ 482	2.37 %
Less: non-core items		
PPP coupon income and fees	12	0.04
Loan Accretion	17	0.09
IBKC Premium Amortization	(10)	(0.05)
1Q22 Core (FTE)	**$ 462**	**2.29 %**

3Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
3Q21 Reported (FTE)	$ 495	2.41 %
Less: non-core items		
PPP coupon income and fees	32	0.07
Loan Accretion	20	0.10
IBKC Premium Amortization	(12)	(0.06)
3Q21 Core (FTE)	**$ 454**	**2.28 %**

2Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
2Q22 Reported (FTE)	$ 545	2.74 %
Less: non-core items		
PPP coupon income and fees	7	0.02
Loan Accretion	15	0.08
IBKC Premium Amortization	(8)	(0.04)
2Q22 Core (FTE)	**$ 532**	**2.69 %**

4Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
4Q21 Reported (FTE)	$ 502	2.42 %
Less: non-core items		
PPP coupon income and fees	30	0.10
Loan Accretion	15	0.08
IBKC Premium Amortization	(10)	(0.05)
4Q21 Core (FTE)	**$ 466**	**2.28 %**

[1]Estimated based on market rates and prepayment assumptions as of 9/30/2022.

19

20 Notable Items ($s in millions except per share data) Favorable / (Unfavorable) (In millions, except per share data) 3Q22 2Q22 1Q22 4Q21 3Q21 Noninterest income: Gain on mortgage servicing rights (mortgage banking and title) $ — $ (12) $ — $ — $ — Retirement of legacy IBKC TruPS (other noninterest income) — — — 3 23 Branch sale gain (other noninterest income) — — — (4) (2) Gain on sale of title services business (other noninterest income) (21) — — — — Gain related to equity securities investment (other noninterest income) (10) — — — — Gain on fintech investment (other noninterest income) — — (6) — — Total noninterest income (32) (13) (6) — 22 Noninterest expense: Salaries and benefits — 1 (2) — — Incentives and commissions (24) (22) (2) (9) (10) Deferred compensation expense — — — (6) — Total personnel expenses (25) (21) (4) (16) (10) Occupancy and equipment (1) (1) — — (1) Outside services (2) (9) (25) (15) (24) Amortization of intangible assets (1) (1) (1) (1) (1) Other noninterest expense 4 (18) (7) (23) (10) Total noninterest expense (25) (50) (37) (54) (46) Income before income taxes (7) 38 32 54 68 Tax impact of notable items (2) 9 7 13 17 After-tax impact of notable items $ (5) $ 29 $ 24 $ 41 $ 51 EPS impact of notable items $ 0.01 $ (0.05) $ (0.04) $ (0.08) $ (0.09) Diluted shares 570 569 550 542 550

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical quarterly income statements

	3Q22			2Q22			1Q22			4Q21			3Q21		
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income - FTE	$ 733	$ 4	$ 737	$ 583	$ 3	$ 586	$ 510	$ 3	$ 513	$ 531	$ 3	$ 534	$ 533	$ 3	$ 536
Interest expense- FTE	71	—	71	41	—	41	31	—	31	33	—	33	41	—	41
Net interest income- FTE	662	4	666	542	3	545	479	3	482	498	3	502	492	3	495
Less: Taxable-equivalent adjustment	—	4	4	—	3	3	—	3	3	—	3	3	—	3	3
Net interest income	**662**	**—**	**662**	**542**	**—**	**542**	**479**	**—**	**479**	**498**	**—**	**498**	**492**	**—**	**492**
Noninterest income:															
Fixed income	46	—	46	51	—	51	73	—	73	82	—	82	96	—	96
Mortgage banking and title	9	—	9	34	(12)	22	22	—	22	28	—	28	34	—	34
Brokerage, trust, and insurance	34	—	34	36	—	36	37	—	37	36	—	36	37	—	37
Service charges and fees	56	—	56	57	—	57	57	—	57	56	—	56	56	—	56
Card and digital banking fees	21	—	21	23	—	23	20	—	20	19	—	19	21	—	21
Deferred compensation income	(3)	—	(3)	(17)	—	(17)	(4)	—	(4)	—	—	—	3	—	3
Other noninterest income	50	(32)	18	16	—	15	24	(6)	18	25	—	25	(1)	22	21
Total noninterest income	**213**	**(32)**	**181**	**201**	**(13)**	**188**	**229**	**(6)**	**223**	**247**	**—**	**246**	**247**	**22**	**268**
Total revenue	**875**	**(32)**	**843**	**743**	**(13)**	**730**	**707**	**(6)**	**702**	**745**	**—**	**745**	**738**	**22**	**760**
Noninterest expense:															
Personnel expense:															
Salaries and benefits	186	—	185	190	1	191	190	(2)	188	190	—	189	191	—	191
Incentives and commissions	92	(24)	68	93	(22)	71	94	(2)	92	93	(9)	84	101	(10)	92
Deferred compensation expense	(2)	—	(2)	(18)	—	(18)	(5)	—	(5)	7	(6)	1	4	—	4
Total personnel expense	275	(25)	251	265	(21)	244	280	(4)	275	290	(16)	274	296	(10)	286
Occupancy and equipment	71	(1)	70	73	(1)	72	72	—	72	74	—	73	75	(1)	74
Outside services	66	(2)	64	70	(9)	61	84	(25)	59	81	(15)	66	89	(24)	65
Amortization of intangible assets	13	(1)	12	13	(1)	12	13	(1)	12	14	(1)	13	14	(1)	13
Other noninterest expense	44	4	48	68	(18)	50	44	(7)	37	70	(23)	46	52	(10)	42
Total noninterest expense	**468**	**(25)**	**444**	**489**	**(50)**	**438**	**493**	**(37)**	**455**	**528**	**(54)**	**474**	**526**	**(46)**	**480**
Pre-provision net revenue	406	(7)	399	255	38	293	215	32	246	217	54	271	213	68	281
Provision for credit losses	60	—	60	30	—	30	(40)	—	(40)	(65)	—	(65)	(85)	—	(85)
Income before income taxes	346	(7)	339	225	38	263	255	32	286	282	54	336	298	68	365
Provision for income taxes	78	(2)	76	48	9	57	57	7	64	53	13	65	63	17	80
Net income	**268**	**(5)**	**263**	**177**	**29**	**205**	**198**	**24**	**222**	**229**	**41**	**271**	**235**	**51**	**286**
Net income attributable to noncontrolling interest	3	—	3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	**265**	**(5)**	**260**	**174**	**29**	**202**	**195**	**24**	**219**	**227**	**41**	**268**	**232**	**51**	**283**
Preferred stock dividends	8	—	8	8	—	8	8	—	8	8	—	8	8	—	8
Net income available to common shareholders	**$ 257**	**$ (5)**	**$ 252**	**$ 166**	**$ 29**	**$ 195**	**$ 187**	**$ 24**	**$ 211**	**$ 219**	**$ 41**	**$ 260**	**$ 224**	**$ 51**	**$ 275**
Common Stock Data															
EPS	$ 0.48	$ 0.01	$ 0.47	$ 0.31	$ (0.05)	$ 0.36	$ 0.35	$ (0.05)	$ 0.40	$ 0.41	$ (0.08)	$ 0.48	$ 0.41	$ (0.09)	$ 0.50
Basic shares	536		536	535		535	533		533	537		537	546		546
Diluted EPS	$ 0.45	$ 0.01	$ 0.44	$ 0.29	$ (0.05)	$ 0.34	$ 0.34	$ (0.04)	$ 0.38	$ 0.40	$ (0.08)	$ 0.48	$ 0.41	$ (0.09)	$ 0.50
Diluted shares	570		570	569		569	550		550	542		542	550		550
Memo:															
Total Revenue-FTE (Non-GAAP)	$ 875	$ (28)	$ 847	$ 743	$ (10)	$ 733	$ 707	$ 3	$ 704	$ 745	$ 3	$ 748	$ 738	$ 24	$ 763
PPNR-FTE (Non-GAAP)	406	(3)	403	255	39	295	215	34	249	217	58	274	213	71	283

21

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)	3Q22	2Q22	1Q22	4Q21	3Q21
Tangible Common Equity (Non-GAAP)					
(A) Total equity (GAAP)	$ 8,283	$ 8,551	$ 8,696	$ 8,494	$ 8,533
Less: Noncontrolling interest	295	295	295	295	295
Less: Preferred stock	1,014	1,014	1,014	520	520
(B) Total common equity	$ 6,974	$ 7,242	$ 7,387	$ 7,679	$ 7,717
Less: Intangible assets (GAAP)	1,757	1,782	1,795	1,808	1,822
(C) Tangible common equity (Non-GAAP)	$ 5,217	$ 5,459	$ 5,592	$ 5,871	$ 5,895
Tangible Assets (Non-GAAP)					
(D) Total assets (GAAP)	$ 80,299	$ 85,132	$ 88,660	$ 89,092	$ 88,537
Less: Intangible assets (GAAP)	1,757	1,782	1,795	1,808	1,822
(E) Tangible assets (Non-GAAP)	$ 78,542	$ 83,350	$ 86,865	$ 87,284	$ 86,715
Period-end Shares Outstanding					
(F) Period-end shares outstanding	537	536	535	534	542
Ratios					
(A)/(D) Total equity to total assets (GAAP)	10.32 %	10.04 %	9.81 %	9.53 %	9.64 %
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (Non-GAAP)	6.64 %	6.55 %	6.44 %	6.73 %	6.80 %
(B)/(F) Book value per common share (GAAP)	$ 12.99	$ 13.50	$ 13.82	$ 14.39	$ 14.24
(C)/(F) Tangible book value per common share (Non-GAAP)	$ 9.72	$ 10.18	$ 10.46	$ 11.00	$ 10.88

22

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)		3Q22	2Q22	1Q22	4Q21	3Q21
Adjusted Diluted EPS						
Net income available to common shareholders ("NIAC") (GAAP)	a	$ 257	$ 166	$ 187	$ 219	$ 224
Plus Tax effected notable items (Non-GAAP)		(5)	29	24	41	51
Adjusted Net income available to common shareholders (Non-GAAP)	b	$ 252	$ 195	$ 211	$ 260	$ 275
Diluted Shares (GAAP)	c	570	569	550	542	550
Diluted EPS (GAAP)	a/c	$ 0.45	$ 0.29	$ 0.34	$ 0.40	$ 0.41
Adjusted diluted EPS (Non-GAAP)	b/c	$ 0.44	$ 0.34	$ 0.38	$ 0.48	$ 0.50
Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")						
Net Income ("NI") (GAAP)		$ 268	$ 177	$ 198	$ 229	$ 235
Plus Tax effected notable items (Non-GAAP)		(5)	29	24	41	51
Adjusted NI (Non-GAAP)		$ 263	$ 206	$ 223	$ 270	$ 286
NI (annualized) (GAAP)	d	$ 1,063	$ 709	$ 801	$ 910	$ 931
Adjusted NI (annualized) (Non-GAAP)	e	$ 1,045	$ 823	$ 900	$ 1,074	$ 1,133
Average assets (GAAP)	f	$ 82,551	$ 86,326	$ 88,587	$ 89,025	$ 88,401
ROA (GAAP)	d/f	1.29 %	0.82 %	0.90 %	1.02 %	1.05 %
Adjusted ROA (Non-GAAP)	e/f	1.27 %	0.95 %	1.02 %	1.21 %	1.28 %
Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE						
Net income available to common shareholders (annualized) (GAAP)	g	$ 1,020	$ 666	$ 756	$ 868	$ 887
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$ 1,001	$ 781	$ 855	$ 1,032	$ 1,089
Average Common Equity (GAAP)	i	$ 7,360	$ 7,305	$ 7,628	$ 7,710	$ 7,761
Intangible Assets (GAAP)		1,767	1,789	1,802	1,815	1,829
Average Tangible Common Equity (Non-GAAP)	j	$ 5,593	$ 5,516	$ 5,826	$ 5,895	$ 5,932
ROCE (GAAP)	g/i	13.9 %	9.1 %	9.9 %	11.3 %	11.4 %
ROTCE (Non-GAAP)	g/j	18.2 %	12.1 %	13.0 %	14.7 %	15.0 %
Adjusted ROTCE (Non-GAAP)	h/j	17.9 %	14.2 %	14.7 %	17.5 %	18.4 %

23

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		3Q22	2Q22	1Q22	4Q21	3Q21
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	a	$ 213	$ 201	$ 229	$ 247	$ 247
Plus notable items (GAAP)		(32)	(13)	(6)	—	22
Adjusted noninterest income (Non-GAAP)	b	181	188	223	246	268
Revenue (GAAP)	c	875	743	707	745	738
Taxable-equivalent adjustment		4	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 879	$ 746	$ 710	$ 748	$ 741
Plus notable items (GAAP) (a)		(32)	(13)	(6)	—	22
Adjusted revenue (Non-GAAP)	d	847	733	704	748	763
Noninterest income as a % of total revenue (GAAP)	a/c	24.30 %	27.06 %	32.31 %	33.10 %	33.39 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	b/d	21.37 %	25.68 %	31.63 %	32.95 %	35.14 %
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	e	$ 468	$ 489	$ 493	$ 528	$ 526
Plus notable items (GAAP)		(25)	(50)	(37)	(54)	(46)
Adjusted noninterest expense (Non-GAAP)	f	444	438	455	474	480
Revenue (GAAP)	g	875	743	707	745	738
Taxable-equivalent adjustment		4	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 878	$ 746	$ 710	$ 748	$ 741
Plus notable items (GAAP) (a)		(32)	(13)	(6)	—	22
Adjusted revenue (Non-GAAP)	h	847	733	704	748	763
Efficiency ratio (GAAP)	e/g	53.56 %	65.76 %	69.66 %	70.88 %	71.21 %
Adjusted efficiency ratio (Non-GAAP)	f/h	52.42 %	59.79 %	64.64 %	63.31 %	62.87 %

24

25 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Numbers may not foot due to rounding Period-end Average $s in millions 3Q22 2Q22 3Q22 vs 2Q22 3Q22 2Q22 3Q22 vs 2Q22 Loans excluding LMC & PPP $ % $ % Total C& I excl. LMC & PPP $ 28,789 $ 27,459 $ 1,330 5% $ 28,000 $ 26,993 $ 1,007 4 % Total CRE 13,021 12,942 79 1% 12,926 12,626 300 2 % Total Commercial excl. LMC & PPP 41,810 40,401 1,409 3% 40,926 39,619 1,307 3 % Total Consumer 12,712 12,311 401 3% 12,496 11,987 509 4 % Total Loans excl. LMC & PPP 54,522 52,712 1,810 3% 53,422 51,606 1,816 4 % PPP 121 375 (254) (68) % 204 478 (274) (57) % LMC 2,710 3,441 (731) (21) % 2,917 3,492 (574) (16) % Total Loans $ 57,354 $ 56,529 $ 825 1% $ 56,543 $ 55,576 $ 967 2 % Loans excluding PPP Total Commercial excl. PPP $ 44,520 $ 43,842 $ 677 2% $ 43,843 $ 43,111 $ 732 2 % Total Consumer 12,712 12,311 401 3% 12,496 11,987 509 4 % Total Loans excl. PPP 57,232 56,153 1,079 2% 56,339 55,098 1,241 2 % PPP 121 375 (254) (68) % 204 478 (274) (57) % Total Loans $ 57,354 $ 56,529 $ 825 1% $ 56,543 $ 55,576 $ 967 2 % Allowance for Credit Losses (ACL) to Loans Ratio $s in millions Loan Balance ACL Balance ACL/Loans Total Loans $ 57,354 $ 752 1.3 % Loans to Mortgage Companies (LMC) 2,710 2 0.1 PPP 121 — Total excl. LMC & PPP $ 54,522 $ 750 1.4%